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                                                                Exhibit 23.1

                       CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated April 7, 2000 in the Registration Statement (Form S-1) and related Prospectus of Eschelon Telecom, Inc. (formerly known as Advanced Telecommunications, Inc.).


                                            /s/ Ernst & Young LLP

Minneapolis, Minnesota
April 13, 2000